UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2012

ARMOUR Residential REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34766 (Commission File Number)	26-1908763 (I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida (Address of Principal Executive Offices)		32963 (Zip Code)

Registrant’s telephone number, including area code: (772) 617-4340

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Definitive Agreements.

On July 13, 2012, ARMOUR Residential REIT, Inc. (the "Company") and ARMOUR Residential Management LLC (the "Manager") entered into an At Market Issuance Sales Agreement (the “Agreement”) with MLV & Co. LLC (the “Agent”), pursuant to which the Company may issue and sell over time and from time to time, through the Agent as the Company’s sales agent, up to 6,000,000 shares of its 8.250% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”).

Sales of shares of Series A Preferred Stock pursuant to the Agreement, if any, may be effected by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation directly on the New York Stock Exchange or any other existing trading market for the Series A Preferred Stock or through a market maker, up to the amount specified, and otherwise to or through the Agent in accordance with the notice delivered to such Agent. In addition, with the prior consent of the Company, some or all of the shares of Series A Preferred Stock issued pursuant to the Agreement may be sold through the Agent in privately negotiated transactions. Under the Agreement, the Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of all shares sold pursuant to the Agreement.

Shares of Series A Preferred Stock sold pursuant to the Agreement will be issued pursuant to a prospectus dated July 9, 2012, as supplemented by a prospectus supplement dated July 13, 2012, in each case filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-182583) (the “Registration Statement”) which was initially filed with the Commission on July 9, 2012 and automatically declared effective on July 9, 2012. Interested investors should read the Registration Statement and all documents incorporated therein. The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities. A Registration Statement relating to these securities has been filed with the Commission and is effective. Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained when available by contacting MLV & Co. LLC, 1251 Avenue of the Americas, 41st Floor, New York, NY 10020, Attention: Randy Billhardt (fax no. (212) 317-1515, email: rbillhardt@mlvco.com) or by visiting EDGAR on the Commission’s website at www.sec.gov.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuances and sales of the Series A Preferred Stock to be made pursuant to the Agreement, the Company caused Articles Supplementary to be filed with the Maryland State Department of Assessments and Taxation on July 13, 2012, classifying 6,000,000 shares of the Company’s authorized preferred stock as additional shares of Series A Preferred Stock thereby increasing the aggregate authorized shares of Series A Preferred Stock to 7,610,000.  A copy of the above-referenced Articles Supplementary is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	At Market Issuance Sales Agreement, dated July 13, 2012, among ARMOUR Residential REIT, Inc., ARMOUR Residential Management LLC and MLV & Co. LLC.

3.1	Articles Supplementary Classifying 6,000,000 shares of ARMOUR Residential REIT, Inc.'s preferred stock into additional shares of Series A Cumulative Redeemable Preferred Stock.

5.1	Opinion of Akerman Senterfitt, regarding validity of the securities to be issued.

23.1	Consent of Akerman Senterfitt (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2012	ARMOUR RESIDENTIAL REIT, Inc.

	By:	/s/ Jeffrey J. Zimmer
Name: Jeffrey J. Zimmer
Title: Co-Chief Executive Officer, Chief
Financial Officer, President and Co-Vice Chairman

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	At Market Issuance Sales Agreement, dated July 13, 2012, among ARMOUR Residential REIT, Inc., ARMOUR Residential Management LLC and MLV & Co. LLC.

3.1	Articles Supplementary Classifying 6,000,000 shares of ARMOUR Residential REIT, Inc.'s preferred stock into additional shares of Series A Cumulative Redeemable Preferred Stock.

5.1	Opinion of Akerman Senterfitt, regarding validity of the securities to be issued.

23.1	Consent of Akerman Senterfitt (included in Exhibit 5.1).